Phone: 800-213-0689 www.newenergytechnologiesinc.com	Ms. Briana L. Erickson New Energy Technologies, Inc. 9192 Red Branch Road, Suite 110 Columbia, MD 21045 Email: Briana@NewEnergyTechnologiesInc.com

News Release

New Energy Appoints Government Relations, New Products Design, and Solar Systems Professional to Board of Advisors

Columbia, MD – August 22, 2012 – New Energy Technologies, Inc. (OTCQB: NENE), a developer of SolarWindow™, capable of generating electricity on see-through glass and flexible plastic, is pleased to announce the appointment of accomplished glass and solar industry executive, Mr. Patrick T. Sargent, to the Company’s Board of Advisors. Mr. Sargent’s expertise includes the design of first-in-class fiber optic systems for Lucent Technologies and Fujitsu Network Communications, the design of distributed solar generation facilities across the United States, and a key role as Director of Solar Market Intelligence for multi-billion dollar global glass leader, Asahi Glass Company, where he’s credited with achieving millions of dollars in government grants.

Mr. Patrick T. Sargent Member, Board of Advisors New Energy Technologies, Inc.	“I’m pleased to welcome Patrick to the team as part of our proactive effort to introduce New Energy’s SolarWindow™ technology to industry,” stated Mr. John A. Conklin, President and CEO of New Energy Technologies, Inc. “Patrick brings us valuable technical know-how in legislative policies, glass manufacturing processes and solar systems installation and integration. This kind of industrial experience is essential to the introduction of our SolarWindow™ electricity-generating coatings to see-through commercial glass products and ensuring a commercially viable product lifecycle.”

Mr. Sargent has nearly two decades of high tech product design and development experience, launching his career as a Mechanical Engineering (ME) Consultant for an Atlanta based consulting firm. Following his ME tenure Patrick worked at Lucent Technologies and Fujitsu Network Communications where he designed fiber optical packet networks for trans-Atlantic and trans-Pacific telephony network carriers.

In the solar-glass industry, Mr. Sargent joined Asahi Glass Company (AGC), a global glass leader reporting nearly $16 billion in 2010 sales. At AGC’s Flat Glass business division he was appointed Photovoltaics Cover Technology Leader for the North American Solar Business Unit, eventually assuming leadership for Market Intelligence & Governmental Relations at AGC Solar North America. As Director of Solar Market Intelligence for Asahi’s Solar Business Unit, he’s credited with the award of millions of dollars in grants, and for successfully performing predictive intelligence which correctly forecast market behavior prior to its realization.

Currently, Mr. Sargent is President and CEO of Corona Solar Group, LLC. Corona Solar Group is a solar engineering, procurement, and installation company with focus on Georgia, Tennessee, and North Carolina markets. As President and CEO, Patrick designs, and oversees the development and on-site installation of distributed solar generation facilities throughout the Georgia, Tennessee, and North Carolina markets. Once commercialized, this particular experience is important to the interconnection of SolarWindow™ to the electrical connections in commercial buildings.

A degreed mechanical engineer, Mr. Patrick T. Sargent earned his Mechanical and Industrial Engineering undergraduate degrees from Georgia Tech University and subsequently his MBA at Kennesaw State University. He is a charter member and board member of the Tennessee chapter of SEIA and a member of GSEA and GANA, where he often entertains speaking engagements. He holds certifications with Six Sigma and NABCEP.

Currently under development for eventual commercial deployment in the estimated 85 million commercial buildings and homes in America, SolarWindow™ is the world’s first-of-its-kind technology capable of generating electricity on see-through glass windows and flexible plastics.

About New Energy Technologies, Inc.

New Energy Technologies, Inc., together with its wholly owned subsidiaries, is a developer of next generation alternative and renewable energy technologies. Among the Company’s technologies under development are:

•	MotionPower™ roadway systems for generating electricity by capturing the kinetic energy produced by moving vehicles – a patent-pending technology, the subject of 36 US and International patent applications. An estimated 250 million registered vehicles drive more than six billion miles on America’s roadways, every day; and

•	SolarWindow™ technologies which enable see-through windows to generate electricity by ‘spraying’ their glass surfaces with New Energy’s electricity-generating coatings – the subject of ten patent applications. These solar coatings are less than 1/10th the thickness of ‘thin’ films and make use of the world’s smallest functional solar cells, shown to successfully produce electricity in a published peer-reviewed study in the Journal of Renewable and Sustainable Energy of the American Institute of Physics.

Through established relationships with universities, research institutions, and commercial partners, we strive to identify technologies and business opportunities on the leading edge of renewable energy innovation. Unique to our business model is the use of established research infrastructure owned by the various institutions we deal with, saving us significant capital which would otherwise be required for such costs as land and building acquisition, equipment and capital equipment purchases, and other start-up expenses. As a result, we are able to benefit from leading edge research while employing significantly less capital than conventional organizations.

For additional information, please call Ms. Briana L. Erickson toll-free at 1-800-213-0689 or visit: www.newenergytechnologiesinc.com.

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Legal Notice Regarding Forward-Looking Statements

No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although New Energy Technologies, Inc. (the “Company” or “New Energy Technologies”) believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the Company's products, technical problems with the Company's research and products, price increases for supplies and components, litigation and administrative proceedings involving the Company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the Company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the Company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. There can be no assurance that further research and development will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that New Energy Technologies, Inc. will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the Company's most recent Form 10-Q and Form 10-K filings with the Securities and Exchange Commission. These reports and filings may be inspected and copied at the Public Reference Room maintained by the U.S. Securities & Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the U.S. Securities & Exchange Commission at 1-800-SEC-0330. The U.S. Securities & Exchange Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S. Securities & Exchange Commission at http://www.sec.gov. The Company undertakes no obligation to publicly release the results of any revisions to these forward looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.